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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 1, 2002




                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


      DELAWARE                       1-9601                   43-0618919
   (State or other              (Commission File           (I.R.S. Employer
   jurisdiction of                   Number)                Identification
    organization)                                               Number)



               2503 SOUTH HANLEY ROAD
                 ST. LOUIS, MISSOURI                           63144
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code: (314) 645-6600




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ITEM 5.           OTHER EVENTS.

         On October 1, 2002, the U.S. District Court for the Western District of Texas denied the motion of ETHEX Corporation, a wholly owned subsidiary of K-V Pharmaceutical Company, that would have had the effect of setting aside the September 2001 jury verdict in the civil case of Healthpoint, Ltd. v. ETHEX Corporation. The press release of ETHEX Corporation, issued October 2, 2002, regarding the decision is attached hereto as Exhibit 99 and is incorporated herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b) Not applicable.

         (c)       Exhibits Required by Item 601 of Regulation S-K:

                   See the Exhibit Index.







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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2002

                                  K-V PHARMACEUTICAL COMPANY



                                  By: /s/ GERALD R. MITCHELL
                                      ----------------------------------------
                                      Gerald R. Mitchell
                                      Vice President, Treasurer and Chief
                                      Financial Officer
                                      (chief financial and accounting officer)




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                                EXHIBIT INDEX
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Exhibit No.        Description
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99                 Press Release of ETHEX Corporation, issued October 2, 2002.







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